UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 28, 1997

                         Commission file number: 1-11782


                           ESQUIRE COMMUNICATIONS LTD.
       (Exact name of Small Business issuer as specified in its charter)

  DELAWARE                                                      13-3703760
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                         Identification No.)


216 EAST 45TH STREET, NEW YORK, NEW YORK                           10017
(Address of principal executive offices)                        (Zip Code)


   Registrant's telephone number including area code:           (212) 687-8010

----------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed from last report)

     Item 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS


                           ESQUIRE COMMUNICATIONS LTD.

                                       AND

                       WOLFE, ROSENBERG & ASSOCIATES, INC.

                    PRO FORMA COMBINED FINANCIAL INFORMATION
                                   (UNAUDITED)




BASIS OF COMBINATION-PROFORMA

     The accompanying pro forma combined statements of operations have been derived from Esquire Communications Ltd.'s ("ESQ.COM") statements of operations for year ended December 31, 1996 and the six-month period ended June 30, 1997. Adjustments have been made to such information to give effect to the following transactions and events as if each had occurred as of the beginning of the period covered by these pro forma combined statements of operations:

     A. ESQ.COM's acquisition of Wolfe, Rosenberg & Associates, Inc. and its wholly owned subsidiary M&M Computrans ("WRA") on May 28, 1997.

     B. ESQ.COM's assumed borrowing of $6.0 million under it's revolving loan agreement with Antares Leveraged Capital Corp. used for the above acquisition.


     The pro forma combined statements of operations have been adjusted on a proforma basis for the above transactions and assumptions (pro forma adjustments) discussed in the accompanying notes.

     The accompanying pro forma financial information does not purport to represent what ESQ.COM's results of operations or financial condition would have been had such transactions in fact occurred at beginning of the periods presented or to project ESQ.COM's results of operations or financial position in or for any future periods.

                           ESQUIRE COMMUNICATIONS LTD.

                                       AND

                       WOLFE, ROSENBERG & ASSOCIATES, INC.

         NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                      For the Year Ended December 31, 1996

BASIS OF COMBINATION OF HISTORICAL FINANCIAL INFORMATION

     ESQ.COM's operating results represent historical results of operations for the year ended December 31, 1996. See ESQ.COM's 1996 financial statements previously filed with its annual report on form 10-KSB. WRA includes historical results of operations for the year ended December 31, 1996.

PROFORMA ADJUSTMENTS

(1)      EXPENSES

     OPERATING EXPENSES:

     To record the elimination of certain direct costs of WRA that were unrelated to the business acquired by ESQ.COM.

     GENERAL AND ADMINISTRATIVE:

     To record the estimated salary reduction to be realized with respect to the negotiated employment agreement entered into with the principals of WRA and to eliminate certain expenses of WRA that were unrelated to the business acquired by ESQ.COM.

     DEPRECIATION AND AMORTIZATION:

     To record amortization of goodwill arising from the acquisition.

     INTEREST EXPENSE:

     To record the additional interest cost as a result of the assumed debt increase with the proceeds of the revolving loan agreement to finance the WRA acquisition.

     OTHER INCOME:

     To adjust WRA's income from assets that were not acquired by ESQ.COM.

     PROVISION FOR TAXES:

     To record income tax on the pro forma income at effective statutory rates with assumed termination of Subchapter S Corporation status of WRA.


ESQUIRE COMMUNICATIONS LTD.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
(UNAUDITED)
FOR THE YEAR ENDED December 31, 1996
(In Thousands Except Per Share Data)



                                        Historical                                      Pro Forma
                                     ESQ.COM         WRA                          Adjustments             Combined

Revenues                              $24,583           $5,180                                                 $29,763

Costs and expenses:
   Operating expenses                  13,925            2,658          (1)              (94)                 16,489
   General and administrative expenses  8,443            2,646          (1)           (1,145)                  9,944
   Depreciation and amortization        1,158               64          (1)              265                   1,487
                                      ---------       ---------                      --------                 ----------
                                       23,526            5,368                          (974)                 27,920
                                      ---------       ---------                      --------                 ----------
Income from operations                  1,057             (188)                          974                   1,843

Other income (expense)
   Interest expense                    (1,163)               0          (1)             (570)                 (1,733)
   Interest and other income                9               29          (1)              (21)                     17
                                      ----------       ---------                     ----------               ----------
                                       (1,154)              29                          (591)                 (1,716)

(Loss) income before provision for
  income taxes and extraordinary item     (97)            (159)                          383                     127

Income Taxes provision                    212                          (1)                94                     306
                                      -----------      ----------                     ----------              ----------
(Loss) income before extraordinary item  (309)            (159)                          289                    (179)

Extraordinary item-loss on early
   extinguishment of debt, net of
   tax benefit of $104                   (157)                                                                  (157)
                                      -----------      ------------                   ----------               -----------
Net (loss) income                        (466)           (159)                           289                    (336)


Dividends on preferred stock              (75)                                             0                     (75)
                                      -----------      -------------                  -----------            ------------
Net (loss) income applicable to
 common stockholders                    ($541)          ($159)                          $289                   ($411)
                                      ===========      =============                  ===========            ============


Pro forma loss per share:
   Loss before extraordinary item                                                                             ($0.06)
   Extraordinary item                                                                                          (0.04)
                                                                                                            ------------
Net loss                                                                                                      ($0.10)
                                                                                                            ============
Pro forma weighted average common
   shares outstanding                                                                                      4,104,680
                                                                                                          ==============

                           ESQUIRE COMMUNICATIONS LTD.

                                       AND

                       WOLFE, ROSENBERG & ASSOCIATES, INC.

         NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                     For the Six Months Ended June 30, 1997

BASIS OF COMBINATION OF HISTORICAL FINANCIAL INFORMATION


          ESQ.COM's operating results represent historical results of operations for the six months ended June 30, 1997. See ESQ.COM's June 30, 1997 financial statements previously filed with its form 10-QSB. WRA includes historical results of operations for the period January 1, 1997 to May 28, 1997, the date of acquisition by ESQ.COM.


PROFORMA ADJUSTMENTS


     (2) EXPENSES

     OPERATING EXPENSES:

     To record the elimination of certain direct costs of WRA that were unrelated to the business acquired by ESQ.COM.

     GENERAL AND ADMINISTRATIVE:

     To record the estimated salary reduction to be realized with respect to the negotiated employment agreement entered into with the principals of WRA and to eliminate certain expenses of WRA that were unrelated to the business acquired by ESQ.COM.

     DEPRECIATION AND AMORTIZATION:

     To record amortization of goodwill arising from the acquisition.

     INTEREST EXPENSE:

     To record the additional interest cost as a result of the assumed debt increase with the proceeds of the revolving loan agreement to finance the WRA acquisition.

     OTHER INCOME:

     To adjust WRA's income from assets that were not acquired by ESQ.COM.


                           ESQUIRE COMMUNICATIONS LTD.

                                       AND

                       WOLFE, ROSENBERG & ASSOCIATES, INC.

         NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                     For the Six Months Ended June 30, 1997



     PROVISION FOR TAXES:

     To record income tax on the pro forma income at effective statutory rates with assumed termination of Subchapter S Corporation status of WRA.

ESQUIRE COMMUNICATIONS LTD.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
(UNAUDITED)
FOR THE SIX MONTHS ENDED June 30, 1997
(In Thousands Except Per Share Data)


                                                                   Historical                       Pro Forma
                                                              ESQ.COM         WRA        Adjustments             Combined

Revenues                                                      $18,955       $1,924                               $20,879

Costs and expenses:
   Operating expenses                                          11,057        1,020     (2)    ($39)               12,038
   General and administrative expenses                          7,356        1,001     (2)    (427)                7,930
   Depreciation and amortization                                  981           25     (2)     111                 1,117
                                                             -----------    ----------       ---------          ---------
                                                               19,394        2,046            (355)               21,085
                                                             -----------    ----------       ---------          ---------
Income from operations                                           (439)        (122)            355                  (206)

Other income (expense)
   Interest expense                                              (893)           0     (2)    (238)               (1,131)
   Interest and other income                                       14           18     (2)      (9)                   23
                                                             -----------     ---------       ---------          ---------
                                                                 (879)          18            (247)               (1,108)
                                                             -----------     ---------       ---------          ---------
(Loss) income before provision for income taxes                (1,318)        (104)            109                (1,313)

Income Taxes (benefit) provision                                 (424)                 (2)       2                  (422)
                                                             -----------     ---------       ---------          ---------
Net (loss) income                                                (894)         (104)           107                  (891)

Dividends on preferred stock                                     (240)                           0                  (240)
                                                             -----------      --------       ---------          ---------
Net (loss) income applicable to
 common stockholders                                          ($1,134)        ($104)          $107               ($1,131)
                                                             ===========     =========       =========          =========


Pro forma loss per share:
   Net loss                                                                                                       ($0.27)
                                                                                                                =========
Pro forma weighted average common
   shares outstanding                                                                                          4,168,755
                                                                                                               ==========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


October 16, 1997

                                          By: /S/ David A. Higson
                                              David A. Higson
                                             Senior Vice President,
                                             Chief Financial Officer

               WOLFE, ROSENBERG & ASSOCIATES, INC. AND SUBSIDIARY

                         Unaudited Financial Statements

                             April 30, 1997 and 1996

                                TABLE OF CONTENTS

                                                                      PAGE

         Condensed Consolidated Balance Sheets                         1
         Condensed Consolidated Statements of Operations               2
         Condensed Consolidated Statements of Cash Flows               3
         Notes to Condensed Consolidated Financial Statements          4

WOLFE, ROSENBERG & ASSOCIATES, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
UNAUDITED

                                             April 30,             April 30,
                                               1997                 1996
                                             =========             =========
ASSETS

Current assets:
Accounts receivable, less allowance          $627,684              $652,859
                                             ---------             ---------
Total current assets                          627,684               652,859

Property and equipment, net                   183,241               207,016
                                             ---------             ----------
                                             $810,925              $859,875
                                             =========             ==========

LIABILITIES AND BUSINESS EQUITY

Current liabilities:
Accounts payable and accrued expenses        $304,177              $282,623
Current portion of capital leases              13,200                     0
                                             ----------           -----------
Total current liabilities                     317,377               282,623

Notes payable to principals                   111,313                37,968
Capital leases - noncurrent                    22,859                     0

Business equity                               359,376               539,284
                                             ----------           -----------
                                             $810,925              $859,875
                                             ==========           ===========


See notes to condensed consolidated financial statements.

WOLFE, ROSENBERG & ASSOCIATES, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
UNAUDITED

                                              For the Four Months Ended
                                              April 30,             April 30,
                                                1997                  1996
                                              =========             ==========

Fees income                                  $1,562,123            $1,726,037

Costs and expenses:
  Direct costs                                  833,017               885,320
  General and administrative expenses           804,766               911,201
  Depreciation and amortization                  18,066                20,488
                                             ------------          -----------
                                              1,655,849             1,817,009

Income from operations                          (93,726)              (90,972)

Other income:
  Interest and other income                      11,096                41,051
                                             -------------        ------------
Net loss                                       ($82,630)             ($49,921)
                                             =============        ============

See notes to condensed consolidated financial statements.

WOLFE, ROSENBERG & ASSOCIATES, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
UNAUDITED

                                                  For the Four Months Ended
                                                April 30,             April 30,
                                                    1997                1996
                                                ===========          ===========
Cash flows from operating activities
Net loss                                        ($82,630)             ($49,921)
Adjustments to reconcile net loss to net cash
  provided by operating activities:
    Depreciation and amortization                 18,066                20,488
    Provision for doubtful accounts               15,621                17,260
    (Increase) decrease in assets:
      Accounts receivable                        115,187               (46,310)
      Other current assets                           329                25,145
    (Decrease) increase in liabilities:
      Accounts payable and accrued expenses       69,869                51,449
      Capital leases                              (4,233)                    0
                                              -------------           -----------
Net cash provided by operating activities        132,209                18,111
                                              -------------           -----------
Cash flows from investing activities
   Purchase of property and equipment            (46,232)              (62,655)
                                              -------------           -----------
Cash flows from financing activities
   Contributions from (distributions to)
   parent, net                                   (85,977)              44,544
                                              -------------           ----------
Net change in cash                                     0                    0
                                              =============           ==========
Cash at beginning and end of period                   $0                   $0
                                              ==============          ===========


See notes to condensed consolidated financial statements.

WOLFE, ROSENBERG & ASSOCIATES, INC. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
 April 30, 1997

NOTE A-- BASIS OF PRESENTATION

     The accompanying unaudited condensed combined financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Item 310(b) to Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. The results of operations for the interim periods are not necessarily indicative of the results that may be attained for an entire year. For further information, refer to the Company's Financial Statements and footnotes for the fiscal year ended December 31, 1996 filed with Esquire Communications Ltd.'s Form 8-K/A.

     The condensed combined financial statements include the accounts of the Company and a subsidiary under common control. All significant intercompany transactions and accounts have been eliminated.

NOTE B-- SUBSEQUENT EVENTS

     Subsequent to April 30, 1997 the Company sold substantially all of its assets and operations, subject to assumptions of certain liabilities, to a publicly traded court reporting company. The Company ceased operations effective May 28, 1997 with operations being conducted by the successor corporation.

                         THE COURT REPORTER BUSINESS OF
                       WOLFE, ROSENBERG & ASSOCIATES, INC.
                               AND M&M COMPUTRANS

                          Combined Financial Statements

                           December 31, 1996 and 1995

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Wolfe, Rosenberg & Associates, Inc.
   and M&M Computrans:


We have audited the accompanying combined balance sheets of the Court Reporter Business of Wolfe, Rosenberg & Associates, Inc. and M&M Computrans (the Business) as of December 31, 1996 and 1995 and the related combined statements of operations and business equity and cash flows for the years then ended. These combined financial statements are the responsibility of management of the Business. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Court Reporter Business of Wolfe, Rosenberg & Associates, Inc. and M&M Computrans as of December 31, 1996 and 1995, and the results of their operations and business equity and their cash flows for the years then ended in conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

August 29, 1997

THE COURT REPORTER BUSINESS OF
WOLFE, ROSENBERG & ASSOCIATES
AND M&M COMPUTRANS

Consolidated Balance Sheets

December 31, 1996 and 1995


THE COURT REPORTER BUSINESS OF
WOLFE, ROSENBERG & ASSOCIATES, INC.
AND M&M COMPUTRANS

Combined Balance Sheets

December 31, 1996 and 1995


                            Assets                          1996            1995
Current assets:
  Accounts receivable, net of allowance for
    doubtful accounts of $106,695 in 1996
    and $54,881 in 1995                                 $ 758,492         623,809
  Other                                                       329          25,145
                                                       ------------      ----------
Total current assets                                      758,821         648,954
                                                      ------------      -----------
Fixed assets                                            1,106,002       1,052,040
        Less accumulated depreciation                    (950,927)       (887,191)
                                                       -------------    -------------
Fixed assets, net                                         155,075         164,849
                                                       -------------    -------------
Total assets                                           $  913,896         813,803
                                                       =============    ==============
              Liabilities and Business Equity

Current liabilities:
  Accounts payable to court reporters                     169,308         166,174
  Other accounts payable and accrued liabilities           65,000          65,000
  Capital leases - current                                 13,200            -
                                                       -------------    --------------
Total current liabilities                                 247,508         231,174

Notes payable to principals                               111,313          37,968
Capital leases - noncurrent                                27,092            -
                                                       -------------     -------------
Total liabilities                                         385,913         269,142
                                                       -------------     -------------
Business equity                                           527,983         544,661
                                                      -------------     -------------
Total liabilities and business equity                  $  913,896         813,803
                                                      =============     ==============

See accompanying notes to combined financial statements.

THE COURT REPORTER BUSINESS OF
WOLFE, ROSENBERG & ASSOCIATES, INC.
AND M&M COMPUTRANS

Combined Statements of Operations and Business Equity

Years ended December 31, 1996 and 1995

                                                          1996            1995
Revenues                                               $ 5,184,439     5,506,516
        Less refunds and discounts                          (4,735)      (17,726)
                                                       -------------   ----------
Net revenues                                             5,179,704     5,488,790

Costs and expenses related to revenues:
        Transcribers and reporters                      (2,658,248)   (2,913,340)
        Other operating expenses                        (2,710,135)   (2,889,747)
                                                      --------------- -------------
Operating deficit                                         (188,679)     (314,297)
                                                      --------------- -------------
Other income (expense):
        Rental income (loss)                                (4,736)       14,076
        Interest and dividends, net                         32,089        15,441
        Gain (loss) on sale of asset                        (6,815)       (1,014)
        Miscellaneous                                        8,883        29,846
                                                       ---------------  ------------
Total other income                                          29,421        58,349
                                                       ---------------  ------------
Net loss                                                  (159,258)     (255,948)
Business equity at beginning of year                       544,661       715,437
Contributions from Parent, net                             142,580        85,172
                                                       ---------------  ------------
Business equity at end of year                         $   527,983       544,661
                                                       ===============  =============

See accompanying notes to combined financial statements.


THE COURT REPORTER BUSINESS OF
WOLFE, ROSENBERG & ASSOCIATES, INC.
AND M&M COMPUTRANS

Combined Statements of Cash Flows
Years ended December 31, 1996 and 1995

                                                                1996          1995
Cash flows from operating activities:
  Net loss                                                  $ (159,258)     (255,948)
  Adjustments to reconcile net loss
  to net cash provided by operating activities:
      Depreciation                                              63,736        50,555
      Provision for doubtful accounts                           51,814        54,881
      Change in assets and liabilities:
        Other assets                                            24,816       (21,775)
        Accounts receivable                                   (186,497)      146,271
        Accounts payable                                         3,134        (1,567)
        Accrued expenses                                           -          18,332
        Capital leases                                          40,292           -
                                                           --------------   ----------
Net cash provided by operating activities                     (161,963)       (9,251)

Cash flows from investing activities -
  capital expenditures                                         (53,962)     (113,889)
                                                           ---------------  -----------
Cash flows from financing activities:
  Proceeds from issuance of notes payable to principals         73,345        37,968
  Contributions from Parent, net                               142,580        85,172
                                                           ---------------  ------------
Net cash provided by (used in) financing activities            215,925       123,140
                                                           ---------------  ------------
Cash at beginning and end of year                          $     -              -
                                                           ===============  ============

See accompanying notes to combined financial statements.

(1) DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          (a) DESCRIPTION OF BUSINESS

          Wolfe, Rosenberg & Associates, Inc. (WRA) was formed during 1972 by its principals, Seymour Wolfe and Fred Rosenberg. WRA provides court reporting services for the legal and business communities. WRA has two offices in the Chicagoland area: one in Chicago and the other in Wheaton. WRA provides a variance of reporting services to its clients, including depositions, trials, hearings and arbitrations, conventions and meetings, and referrals.

          WRA's clients include approximately 2,000 service requesters of which over 1,400 are from the city of Chicago, 200 from the Midwest region outside of Chicago, and the remaining 400 from outside the Midwest, with California, New York and Washington, DC representing the largest shares. WRA's service requesters include mainly attorneys, court officials, public entities, businesses and community groups.

          The combined financial statements of the Business, as defined below, also include the operations of M&M Computrans, a company formed in 1982 that provides computer consulting services solely to WRA.

          (b) BASIS OF PRESENTATION

          The accompanying combined financial statements reflect the activity of Wolfe, Rosenberg & Associates (WRA) which exist as of December 31, 1996 and for which ownership interests are to be transferred to a third party under an agreement in principle described in note 5. The assets and liabilities of WRA to be acquired by the purchaser relate to the operations of its court reporting business including accounts receivable, property, plant and equipment, accounts payable, notes and interest payable in an amount not to exceed $122,899 due by the Business to the principals, certain accruals in an amount not to exceed $65,000, licenses, and lease obligations. Assets and liabilities excluded from WRA's assets and liabilities include cash and cash equivalents, bonds and marketable securities and borrowings under line of credit. The assets and liabilities of M&M Computrans to be acquired by the purchaser, which are also included in the accompanying combined financial statements, include property, plant, and equipment and current liabilities in relation to its computer consulting business. The statements of operations include the revenues derived and costs related to both the WRA and M&M Computrans businesses to be acquired by the purchaser (collectively, the Business). Transactions between WRA and M&M Computrans have been eliminated in the combined financial statements.

          The Business does not maintain its own cash receipts and disbursements. Cash activities are managed by the principals, who represent the WRA parent organization (Parent), and are reflected as a change in the business equity account.

          (c) REVENUE RECOGNITION

          Revenues and the related direct costs of court reporters and transcribers are recognized when services rendered are billed, which generally occurs at the time the final documents are transcribed and completed.

THE COURT REPORTER BUSINESS OF
WOLFE, ROSENBERG & ASSOCIATES, INC.
AND M&M COMPUTRANS

Notes to Combined Financial Statements

          (d) PROPERTY AND EQUIPMENT

          Property and equipment are recorded at cost. Depreciation is computed using both accelerated and straight-line methods over the estimated useful lives of the assets as noted below. Leasehold improvements are amortized over the shorter of the estimated useful lives of the assets or the lease terms. Maintenance and repairs are charged to expense as incurred, improvements are capitalized.

          Equipment                                      5 - 7 Years
          Office furniture                                   7 Years
          Leasehold improvements                             7 Years

          (e) INCOME TAXES

          Wolfe, Rosenberg & Associates, Inc., a Sub-S corporation and M&M Computrans, an Illinois general partnership, have elected S corporation status under the Internal Revenue Code. All income, deductions, and credits are passed through to the principals of these companies for Federal income tax purposes. Certain state and local tax jurisdictions do not uniformly recognize a company's S corporation status. Accordingly, the companies will continue to be liable for state and local income taxes in these jurisdictions and such taxes are provided for in the accompanying consolidated financial statements.

          (f) CREDIT CONCENTRATIONS AND FINANCIAL INSTRUMENTS

          Financial instruments which potentially expose the Business to concentrations of credit risk, as defined by Statement of Financial Accounting Standards No. 105, "Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk," consist primarily of trade accounts receivable and other assets. The Business' customers are mostly law firms within the Midwest region.

          (g) USE OF ESTIMATES

          Management of the Business has made certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
                                                                (Continued)

THE COURT REPORTER BUSINESS OF
WOLFE, ROSENBERG & ASSOCIATES, INC.
AND M&M COMPUTRANS

Notes to Combined Financial Statements

          (2) PROPERTY, PLANT AND EQUIPMENT

          Property, plant and equipment consists of the following at December 31, 1996 and 1995:

                                                        1996           1995
          Equipment                                 $ 1,050,574      996,612
          Office furniture                               22,153       22,153
          Leasehold improvements                         33,275       33,275
          Total property, plant and equipment         1,106,002    1,052,040

          Less accumulated depreciation                 950,927      887,191
                                                      $ 155,075      164,849

          (3) PENSION BENEFIT

          The Business had a defined benefit plan (the Plan) that covered substantially all employees who met defined age and length of service requirements. Benefits were based on years of service and compensation levels.

          The Plan was terminated in 1995, and assets were distributed in May 1996.

          No assets reversed back to the Business as a result of the termination of the Plan.


          (4) COMMITMENTS

          (a) LEASE COMMITMENTS

          The Business entered into a capital lease for video equipment during 1996. Leased equipment capitalized and included on the combined balance sheet at December 31, 1996 was $43,411.

          The Business is obligated under an operating lease for its office facility which expires on May 31, 2000. The lease provides, among other things, that the Business is responsible for its share of increases in certain utilities, maintenance, and property taxes over a base amount. The Business is also obligated under various equipment and vehicle leases which expire through January 31, 2000. Total lease expense for 1996 and 1995 is $261,857 and $264,141, respectively.


                                                                (Continued)

THE COURT REPORTER BUSINESS OF
WOLFE, ROSENBERG & ASSOCIATES, INC.
AND M&M COMPUTRANS

Notes to Combined Financial Statements

          The anticipated future annual lease payments under capital and operating leases as December 31, 1996, inclusive of the base utility, maintenance and property tax charges for the office facilities, to be purchased by the third party as described in note 5, are as follows:

          Year ending December 31                  Capital      Operating
              1997                              $   17,175       243,593
              1998                                  17,175       232,712
              1999                                  12,881       210,725
              2000                                      -         81,249
              2001 and thereafter                       -            -
                                                    47,231       768,279
          Less amount representing interest          6,939
          Present value of minimum lease payments   40,292
          Less current maturities                   13,200
                                                   $27,092

          (5) ASSET SALE AGREEMENT

          In May 1997, WRA and M&M Computrans entered into an agreement in principle with Esquire Communications Ltd. (Esquire) to transfer ownership of certain assets and liabilities related to the court reporting operations of the Business, in exchange for a monetary consideration.

          The assets to be purchased by Esquire of the Business include: all accounts receivable, all office supplies, office machines, office furniture, machinery, equipment, fixtures, inventory, leasehold improvements (to the extent owned) and computer hardware and software systems. The liabilities to be assumed by Esquire include: accounts payable and accruals (not to exceed $65,000, exclusive of court reporter liabilities), up to $122,899 of outstanding principal and interest due by the Business to the principals, office lease, equipment leases, automobile leases, and computer software licenses, accrued vacation and sick pay, and all liabilities relating to the work in process of the Business.

          The assets to be excluded from the purchase include: cash and cash equivalents, bonds and marketable securities, stock certificates, partnership certificates, minute books, any notes of indebtedness of the Business to any principal to the extent in excess of the maximum amount ($122,899) to be assumed, specific items of personal property and WRA's existing line of credit with American National Bank.


                                                            (Continued)

THE COURT REPORTER BUSINESS OF
WOLFE, ROSENBERG & ASSOCIATES, INC.
AND M&M COMPUTRANS

Notes to Combined Financial Statements


          (6) RELATED PARTY TRANSACTIONS

          The Business has outstanding notes payable as of December 31, 1996 and 1995 in relation to loans granted by its principals to the Business. Interest expense in relation to the notes is also included within the Business's consolidated financial statements. All notes outstanding are to be paid back to the principals on a monthly basis based upon a 13% effective interest rate. All notes outstanding are due to the principals on or before July 31, 1998.

          During 1996, the Business sold three vehicles to its principals and incurred a loss of $39,761. The vehicles had an original basis of $103,560 and accumulated depreciation of $35,799. The Business received $28,000 in cash as proceeds from the sale of the vehicles.